EXHIBIT 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated effective as of November 19, 2007 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons in the capacities therein identified are parties to the Amended and Restated First Lien Credit Agreement, dated as of June 8, 2007, as modified by the Consent Regarding Amended and Restated First Lien Credit Agreement dated as of July 27, 2007 (as so modified, and as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, the parties hereto desire to amend the First Lien Credit Agreement in certain respects as set forth herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.  Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.  Amendments.

(a)  Section 1.1.  Section 1.1 of the First Lien Credit Agreement is hereby amended as follows:

(i)           The definition of “Applicable Margin” is hereby amended by inserting the following language at the end of the words “after the Closing Date” in the proviso following the table in such definition:

“; provided, further, that the applicable percentages set forth in the foregoing table shall be increased by 0.15% during any period commencing with the date that a 90% Hedging Position shall have occurred and ending on the date that is the later of (a) ninety (90) days after the occurrence of such 90% Hedging Position or (b) the date that (i) such 90% Hedging Position shall no longer be existing and (ii) the Borrower shall have delivered a certificate of an Authorized Officer of the Borrower certifying as to the same in form and substance reasonably satisfactory to the Administrative Agent.”

(ii)           The definition of “Loan Documents” is hereby amended and restated in its entirety as follows:

“Loan Documents” means, collectively, this Agreement, the Notes, the Letters of Credit, each Hedging Agreement between the Borrower (or a Subsidiary thereof if permitted by Section 7.2.20) and any Approved Counterparty that is or was a Lender or an Affiliate thereof at the time such Approved Counterparty entered into such Hedging Agreement, the Fee Letter, each Security Document, each Guaranty, each Borrowing Request, each Issuance Request, and each other agreement, certificate, document or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

(iii)           The definitions of “Offshore Oil and Gas Properties” and “Onshore Oil and Gas Properties” are hereby deleted in their entirety.

(iv)           The definition of “Secured Parties” is hereby amended and restated in its entirety as follows:

“Secured Parties” means, collectively, (a) the Lenders, (b) the Issuers, (c) the Administrative Agent and the other Agents, and (d) each Approved Counterparty to a Hedging Agreement with the Borrower (or a Subsidiary thereof if permitted by Section 7.2.20) that is or was a Lender or an Affiliate thereof at the time such Approved Counterparty entered into such Hedging Agreement (provided that such Approved Counterparty is a Secured Party only for purposes of each such Hedging Agreement so entered into and not for Hedging Agreements entered into after such Approved Counterparty ceased to be a Lender or Affiliate thereof), and in each case each of their respective successors, transferees and assigns.

(v)           A new definition “90% Hedging Position” shall be inserted into Section 1.1 in the appropriate alphabetical order:

“90% Hedging Position” means:

(a)           the entering into by the Borrower and/or any other Obligor of one of more Hedging Agreements or hedging positions such that volumes corresponding to swaps or collars (for the absence of doubt, volumes related to puts that are not executed in conjunction with any other Hedging Agreements are excluded) covering Oil and Gas Properties of the Obligors will, at any date, exceed 90% for any month for crude oil or natural gas in respect of the reasonably estimated projected crude oil and natural gas production, respectively, from the Obligors’ Proved Developed Producing Reserves, as determined by reference to the then current Reserve Reports delivered pursuant to the terms of this Agreement and such other supplemental reserve information as has been provided to the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent; or

(b)           the maintaining by the Borrower and/or any other Obligor of one of more Hedging Agreements or hedging positions such that volumes corresponding to swaps or collars (for the absence of doubt, volumes related to puts that are not executed in conjunction with any other Hedging Agreements are excluded) covering Oil and Gas Properties of the Obligors will, at any date, exceed 90% for any month for crude oil or natural gas in respect of the reasonably estimated projected crude oil and natural gas production, respectively, from the Obligors’ Proved Developed Producing Reserves, as determined by reference to the then current Reserve Reports delivered pursuant to the terms of this Agreement and such other supplemental reserve information as has been provided to the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent; provided that such maintaining of Hedging Agreements or hedging positions shall not constitute a 90% Hedging Position if the following are true: (i) at the time of the entering into of such Hedging Agreements or hedging positions, a 90% Hedging Position under clause (a) of this definition is not in existence or would result therefrom; and (ii) after such time of entering into such Hedging Agreements and hedging positions, a 90% Hedging Position shall occur by operation of clause (b) of this definition (without giving effect to this proviso of such clause (b)) solely as a result of a decrease in the reasonably estimated projected crude oil and natural gas production, respectively, from the Obligors’ Proved Developed Producing Reserves, and such 90% Hedging Position under this clause (ii) shall continue for a period of not longer than five (5) Business Days.

(vi)           A new definition “Six-Month Production Low” shall be inserted into Section 1.1 in the appropriate alphabetical order:

“Six-Month Forecast Production Low” means, at any date of determination, the Obligor’s lowest (and reasonably estimated) projected monthly production for crude oil or natural gas, as the case may be, from the Obligors’ Proved Developed Producing Reserves for crude oil and natural gas, as the case may be, during the forecast six months immediately following such date of determination.

(b)  Section 7.1.1(s).  Section 7.1.1(s) of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“(s)  (i) concurrently with any delivery of financial statements under Section 7.1.1(a), a certificate of an Authorized Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, (A) setting forth as of the last Business Day of such Fiscal Quarter, a true and complete list of all Hedging Agreements of the Borrower and each Subsidiary, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefor, any new credit support agreements relating thereto not listed on Schedule7.2.20, or not previously provided to the Administrative Agent, any margin required or supplied under any credit support document, and the Approved Counterparty to each such agreement, and (B) providing information and calculations as to (x) any volumes corresponding to swaps or collars (for the absence of doubt, volumes related to puts that are not executed in conjunction with any other Hedging Agreements are excluded) covering Oil and Gas Properties of the Obligors to the extent the same exceed 100% for crude oil or for natural gas, as the case may be, of the reasonably estimated projected crude oil and natural gas production, respectively, from the Obligors’ Proved Developed Producing Reserves in respect of such Oil and Gas Properties and (y) the Borrower’s good faith estimate (with reasonably detailed calculations and based on such hedging positions as the Borrower may deem appropriate provided such hedging positions are in compliance with the terms of the Loan Documents) of the cost to modify or unwind the Obligors’ hedging positions so that such volumes would not exceed 100% of such reasonably estimated projected crude oil and natural gas production, respectively, from the Obligors’ Proved Developed Producing Reserves in respect of such Oil and Gas Properties, (ii) within five days after any execution of any new Hedging Agreements or any assignment, termination or unwinding of any existing Hedging Agreements, notice thereof to the Administrative Agent, which notice shall be in form and substance and with details reasonably acceptable to the Administrative Agent, and (iii) within five days after the occurrence thereof, notice of the Obligors having entered into a 90% Hedging Position; and”

(c)  Section 7.1.16.  Section 7.1.16 of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 7.1.16.                                           Minimum Availability Under Borrowing Base.  (a)  During the period from the Closing Date to the date that the Borrower shall have achieved compliance with the windstorm insurance requirements described in clause (y) of Section 7.1.4, the Borrower will not permit the aggregate Credit Exposures of all Lenders to exceed an amount equal to (i) the Borrowing Base then in effect minus (ii) $100,000,000.

(b)           During each period from July 1st to October 31st of each calendar year, the Borrower will not permit the aggregate Credit Exposures of all Lenders to exceed an amount equal to (a) the Borrowing Base then in effect minus (b) $25,000,000.”

(d)  Section 7.2.20.  Section 7.2.20 of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 7.2.20.                                           Restrictions on Hedging Agreements.  (a)  No Obligor will enter into or maintain any Hedging Agreements with any Person other than (i) commodity Hedging Agreements with one or more Approved Counterparties (in the case of Hedging Agreements that are puts or calls that are not executed in conjunction with any other Hedging Agreements) or Lenders or Affiliates thereof (in the case of any other Hedging Agreements); (ii) Hedging Agreements in respect of interest rates with an Approved Counterparty; and (iii) Hedging Agreements required under Section 7.1.12; provided that all Hedging Agreements permitted hereunder are in accordance with this Section 7.2.20 and have a fixed price or floor prices acceptable to the Administrative Agent and aggregate notional volumes acceptable to the Administrative Agent.

(b)           With respect to any commodity Hedging Agreements permitted hereunder:

(i)           as at any date, volumes corresponding to swaps or collars (for the absence of doubt, volumes related to puts that are not executed in conjunction with any other Hedging Agreements are excluded) covering Oil and Gas Properties of the Obligors shall not exceed (A) during the first six calendar months period following such date, 90% for crude oil or for natural gas, as the case may be, of the reasonably estimated projected crude oil and natural gas production, respectively, from the Obligors’ Proved Developed Producing Reserves in respect of such Oil and Gas Properties, and (B) for any period after such six month period described in clause (A), the lower of (x) 90% for crude oil or for natural gas, as the case may be, of the Six-Month Forecast Production Low for crude oil and natural gas, respectively, in respect of such Oil and Gas Properties; and (y) the sum of 100% of the reasonably estimated projected crude oil and natural gas production, as the case may be, from the Obligors’ Proved Developed Producing Reserves plus 50% of the reasonably estimated projected crude oil and natural gas production, as the case may be, from the Obligors’ Proved Developed Nonproducing Reserves; and

(ii)           as at any date, volumes for all commodity Hedging Agreements (including swaps, collars and puts) shall not be less than 50% on a rolling two year period basis of the reasonably estimated projected BTU equivalent of crude oil and natural gas production from its Proved Developed Producing Reserves, in each case as determined by reference to the then current Reserve Reports delivered pursuant to the terms of this Agreement and such other supplemental reserve information as has been provided to the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent and provided that all calculations of reasonably estimated projected crude oil and natural gas production made by the Borrower shall be made in a manner consistent with oil and gas production and reserve estimating techniques of, and reserve category definitions provided by, the Society of Petroleum Engineers.

(c)           As at any date, volumes corresponding to basis swaps covering Oil and Gas Properties of the Obligors shall not exceed (i) during the first six calendar months period following such date, 90% for crude oil or for natural gas, as the case may be, of the reasonably estimated projected crude oil and natural gas production, respectively, from the Obligors’ Proved Developed Producing Reserves in respect of such Oil and Gas Properties, and (ii) thereafter, the lower of (A) 90% for crude oil or for natural gas, as the case may be, of the Six-Month Production Low for crude oil and natural gas, respectively, in respect of such Oil and Gas Properties; and (B) the sum of 100% of the reasonably estimated projected crude oil and natural gas production, as the case may be, from the Obligors’ Proved Developed Producing Reserves plus 50% of the reasonably estimated projected crude oil and natural gas production, as the case may be, from the Obligors’ Proved Developed Nonproducing Reserves, in each case as determined by reference to the then current Reserve Reports delivered pursuant to the terms of this Agreement and such other supplemental reserve information as has been provided to the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent; provided that all calculations of reasonably estimated projected crude oil and natural gas production made by the Borrower shall be made in a manner consistent with oil and gas production and reserve estimating techniques of, and reserve category definitions provided by, the Society of Petroleum Engineers.

(d)           Notwithstanding anything in this Section to the contrary, by no later than July 1st of each calendar year, swaps and collars covering Oil and Gas Properties of the Obligors shall not exceed (i) 70% of the reasonably estimated projected crude oil production from the Obligors’ Proved Developed Producing Reserves for the delivery period from July 1 of such calendar year through October 31 of such calendar year, or (ii) 40% of the reasonably estimated projected natural gas production from the Obligors’ Proved Developed Producing Reserves for the delivery period from July 1 of such calendar year through October 31 of such calendar year, in each case as determined by reference to the then current Reserve Reports delivered pursuant to the terms of this Agreement and such other supplemental reserve information as has been provided to the Administrative Agent in form and substance reasonably acceptable to the Administrative Agent; provided that all calculations of reasonably estimated projected crude oil and natural gas production made by the Borrower shall be made in a manner consistent with oil and gas production and reserve estimating techniques of, and reserve category definitions provided by, the Society of Petroleum Engineers.

(e)           No Obligor will purchase any calls other than (i) calls corresponding to an existing permitted collar already executed or being executed in conjunction with such purchased call or (ii) with the consent of the Administrative Agent, calls for the purpose of mitigating physical delivery risk, provided that the unamortized premium of all outstanding calls for all Obligors shall not exceed $6,000,000 in the aggregate at any time.

(f)           In no event shall the Obligors post collateral (whether cash or by letters of credit or otherwise) or margin in respect of its Hedging Agreements in an aggregate outstanding amount in excess of $10,000,000 to secure its obligations under its Hedging Agreements or to cover market exposures with respect thereto.  Notwithstanding anything herein to the contrary, no Obligor will enter into any Hedging Agreements other than in the ordinary course of business for the purpose of protecting against fluctuations in interest rates and commodity prices and basis risk and not for purposes of speculation.  The Borrower will not permit any Subsidiary to enter into any Hedging Agreement without the written consent of the Administrative Agent.

(g)           Notwithstanding anything in this Section to the contrary, the Borrower’s maintenance of Hedging Agreements or hedging positions in violation of clauses (b) through (d) above is not a Default or an Event of Default under this Section 7.2.20 if:  (i) the Borrower was in compliance with the requirements of this Section 7.2.20 at the time of the entering into of any such Hedging Agreements or hedging positions; and (ii) after the time of the entering into of any such Hedging Agreements or hedging positions, a decrease in the reasonably estimated projected crude oil and natural gas production, respectively, from the Obligors’ Proved Developed Producing Reserves causes the Borrower to no longer be in compliance with Section 7.2.20 and such non-compliance lasts for a period of not longer than five (5) Business Days; provided that all calculations of reasonably estimated projected crude oil and natural gas production made by the Borrower shall be made in a manner consistent with oil and gas production and reserve estimating techniques of, and reserve category definitions provided by, the Society of Petroleum Engineers.”

(e)  Section 10.19.  Section 10.19 of the First Lien Credit Agreement is hereby amended and restated in its entirety as follows:

“SECTION 10.19                                           Collateral Matters; Hedging Agreements.  The benefit of the Security Documents and of the provisions of this Agreement relating to the Collateral shall also extend to and be available to each Approved Counterparty to a Hedging Agreement with the Borrower (or a Subsidiary thereof if permitted by Section 7.2.20) that is or was a Lender or an Affiliate thereof at the time such Approved Counterparty entered into such Hedging Agreement (but only for purposes of each such Hedging Agreement so entered into and not for Hedging Agreements entered into after such Approved Counterparty ceased to be a Lender or Affiliate thereof); provided that it is the intention of the parties hereto that repayment of the Hedging Obligations of the Borrower (or a Subsidiary thereof if permitted by Section 7.2.20) under any qualifying Hedging Agreement with any such Approved Counterparty from realization of any Collateral shall be subject to the terms of the Security Documents.  For sake of clarity, the parties further agree that any Hedging Agreements entered into with the Borrower by Société Générale or one of its Affiliates at a time when Société Générale was a Lender shall be entitled to the benefit of the Security Documents and of the provisions of this Agreement relating to the Collateral in accordance with the foregoing sentence.”

(f)  Schedule II.  Schedule II to the First Lien Credit Agreement is hereby amended and restated in its entirety as set forth in Schedule II attached hereto.

Section 3.  Redetermination of Borrowing Base.  The Borrower and the Revolving Loan Lenders hereby agree that effective as of November 19, 2007, the Borrowing Base shall be equal to $450,000,000 until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the First Lien Credit Agreement; provided, that if the Borrower (a) acquires all of the EPL/Castex Assets (the “Acquisition”); (b) executes and delivers documentation (including opinions, security agreements, mortgages, deeds of trusts and other similar documents and supplements, amendments or modifications thereto as requested by the Administrative Agent) in form and substance satisfactory to the Administrative Agent, granting to the Administrative Agent first perfected liens and security interests on the EPC/Castex Assets; (c) pays to the Administrative Agent for the account of each Lender an upfront fee for each Existing Lender in an amount equal to twenty-five (25) basis points on such Lender’s Percentage of the BB Increased Amount (defined below); and (d) furnishes to the Administrative Agent (i) evidence of the closing of the Acquisition by the Borrower of the EPL/Castex Assets on terms and conditions acceptable to the Administrative Agent and (ii) a certificate of an Authorized Officer of the Borrower (A) certifying that immediately before and after giving effect to the Acquisition, no Default or Event of Default has occurred and is continuing and such other representations and warranties as the Administrative Agent reasonably deems appropriate, (B) attaching appropriate resolutions regarding the Acquisition, and (C) copies, certified true and correct by an Authorized Officer of the Borrower, of the assignment of the EPL/Castex Assets into the Borrower and of the acquisition agreements relating to such assignment; then upon satisfaction of the foregoing requirements in (a) through (d) above (including all sub-requirements thereof), provided that such requirements are satisfied on or before January 31, 2008, the Borrowing Base then in effect shall automatically, without further action by the Administrative Agent, the Borrower or any Lender, increase by $10,000,000 (the “BB Increased Amount”).  In each instance, it is agreed that the Borrowing Base remains subject to determination or redetermination or reduction pursuant to terms of the First Lien Credit Agreement (including Sections 2.8, 7.1.13 and 7.2.10 thereof).  As used herein, “EPL/Castex Assets” means the real property and personal property interests described in Schedule I attached hereto with such other non-material changes or modifications as reasonably acceptable to the Administrative Agent and such other material changes or modifications as acceptable to the Required Lenders (it being understood that the exclusion of real property or personal property assets having an aggregate fair market value, as determined in good faith by the Borrower, of less than $1,000,000 shall not be considered a material change or modification).

Section 4.  Consent to Amendment of Security Documents.  The Administrative Agent, the Issuers and the undersigned Lenders hereby consent and agree that the parties to the Security Documents may amend the Security Documents, as applicable, to reflect (a) the amendment to the defined term “Secured Parties” as set forth in Section 2(a)(iv) hereof, and (b) the amendment to Section 10.19 of the Credit Agreement as set forth in Section 2(e) hereof, together with such other changes as the Administrative Agent deems reasonable in connection therewith.

Section 5.  Conditions to Effectiveness.  This Amendment shall be deemed effective as of the Effective Date following the satisfaction of the following conditions:

(a)  the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent, the Issuers and the Required Lenders (provided that Section 3 shall not become effective unless all of the Lenders shall have delivered executed counterparts hereof to the Administrative Agent);

(b)  the Administrative Agent shall have received for each Lender, as appropriate, its new (for each Assignee Lender) or replacement (for Existing Lenders) Notes payable to them in the principal amounts set forth on the column entitled “Loan Commitments” in Schedule II hereto, which Notes in the case of the replacement Notes shall be a renewal and replacement of, and shall be given in substitution and exchange for, but not in payment of, those Notes held by each Existing Lender prior to the effectiveness of this Amendment; and

(c)  the Administrative Agent shall have received (i) for the account of each Existing Lender, an amendment fee for each such Existing Lender in an amount equal to ten (10) basis points on such Existing Lender’s Percentage of the Borrowing Base as in effect immediately before giving effect to this Amendment; (ii) for the account of each Existing Lender, an upfront fee for each Existing Lender in an amount equal to twenty-five (25) basis points on the positive difference between (A) such Existing Lender’s “$450M Borrowing Base Allocation” as set forth on Schedule II attached hereto and (B) such Existing Lender’s Percentage of the Borrowing Base as in effect immediately before giving effect to this Amendment; and (iii) for the account of each Assignee Lender, an upfront fee for such Assignee Lender in an amount equal to twenty-five (25) basis points on such Assignee Lender’s “$450M Borrowing Base Allocation” as set forth on Schedule II attached hereto.

Section 6.  Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a)  the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects on and as of the Effective Date, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)  the execution, delivery and performance by the Borrower and each other Obligor of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, along with the First Lien Credit Agreement and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor parties thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)  neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the First Lien Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d)  no Material Adverse Effect has occurred since June 8, 2007; and

(e)  no Default or Event of Default has occurred and is continuing.

Section 7.  Ratification.

(a)  This Amendment shall be deemed to be an amendment to the First Lien Credit Agreement, and the First Lien Credit Agreement, as hereby amended, and all Obligations in connection therewith, are hereby ratified, approved and confirmed in each and every respect.  On and after the effectiveness of this Amendment in accordance with Section 5 above, each reference in the First Lien Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, referring to the First Lien Credit Agreement, and each reference in each other Loan Document to “the Credit Agreement”, “the First Lien Credit Agreement” “thereunder”, “thereof” or words of like import referring to the First Lien Credit Agreement, shall mean and be a reference to the First Lien Credit Agreement as amended or otherwise modified by this Amendment.  This Amendment is a Loan Document.

(b)  The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of each of the Security Documents, including without limitation all Mortgages, Security Agreements, Guaranties and Control Agreements, to which it is a party.

Section 8.  Costs and Expenses.  As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

Section 9.  New Lenders; Purchase and Sale of Loans, Etc.

(a)  Upon the effectiveness of this Amendment and by its execution and delivery hereof, each of Allied Irish Banks p.l.c., Credit Suisse, UBS Loan Finance LLC and Whitney National Bank (each, an “Assignee Lender”) shall be deemed automatically to have become a party to the First Lien Credit Agreement, shall have all the rights and obligations of a “Lender” under the First Lien Credit Agreement and the other Loan Documents as if each were an original signatory thereto, and shall agree, and does hereby agree, to be bound by the terms and conditions set forth in the First Lien Credit Agreement and the other Loan Documents to which the Lenders are a party, in each case, as if each were an original signatory thereto.

(b)  Each Assignee Lender (i) confirms that it has received a copy of the First Lien Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the First Lien Credit Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Issuer or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the First Lien Credit Agreement; (iii) represents and warrants that its name set forth herein is its legal name and that it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the First Lien Credit Agreement; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the First Lien Credit Agreement are required to be performed by it as a Lender.

(c)  Each Assignee Lender hereby advises each other party hereto that its respective address for notices shall be as set forth below its name Schedule II hereto.

(d)  The Lenders party to the First Lien Credit Agreement prior to the effectiveness of this Amendment (the “Existing Lenders”) hereby sell, assign, transfer and convey, and each Assignee Lender hereby purchases and accepts, so much of the aggregate Commitments under, Loans outstanding under, and participations in Letters of Credit issued pursuant to, the First Lien Credit Agreement such that, after giving effect to this Amendment, the Percentage of each Lender (including the Existing Lenders and the Assignee Lenders), and the portion of the Loan Commitment (and allocation of the new Borrowing Base and the Borrowing Base if increased pursuant to Section 3 hereof) of each Lender, shall be as set forth on Schedule II hereto.  The foregoing assignments, transfers and conveyances are without recourse to the Existing Lenders and without any warranties whatsoever by the Administrative Agent, the Issuer or any Existing Lender as to title, enforceability, collectibility, documentation or freedom from liens or encumbrances, in whole or in part, other than the warranty of each Existing Lender that it has not previously sold, transferred, conveyed or encumbered such interests.

(e)  The Existing Lenders and the Assignee Lenders shall make all appropriate adjustments in payments under the First Lien Credit Agreement, the Notes and the other Loan Documents for periods prior to the adjustment date among themselves.

Section 10.  GOVERNING LAW.  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 11.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.  Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 13.  No Waiver.  Except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 14.  Successors and Assigns.  This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

Section 15.  Entire Agreement.  THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:     /s/  Ben Marchive
Name:  Ben Marchive

Title:  President

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ADMINISTRATIVE AGENT AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:        /s/ P.R. Ballard
Name:   P.R. Ballard
Title:     Managing Director

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BNP PARIBAS, as Issuer and Lender

By:             /s/  Robert Long
Name:       Robert Long
Title:         Vice President

By:             /s/ Russell Otts
Name:        Russell Otts
Title:          Vice President

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BMO CAPITAL MARKETS FINANCING, INC., as Lender

By:            /s/  Mary Lou Allen
Name:        Mary Lou Allen
Title:          Vice President

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GUARANTY BANK, FSB, as Lender

By:             /s/ Kelly L. Elmore III
Name:          Kelly L. Elmore III
Title:            Senior Vice President

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AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:         /s/ W. Bryan Chapman
Name:     W. Bryan Champman
Title:       Senior Vice President

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THE BANK OF NOVA SCOTIA, as Lender

By:         /s/ Andrew Ostrov
Name:    Andrew Ostrov
Title:      Director

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LEHMAN COMMERCIAL PAPER INC., as Lender

By:       /s/ J. Robert Chambers
Name:    J. Robert Chambers
Title:     Authorized Signatory

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TORONTO DOMINION (TEXAS) LLC, as Lender

By:        /s/ Debbi L. Brito
Name:     Debbi L. Brito
Title:       Authorized Signatory

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CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:      /s/  Nancy G. Moragas
Name:    Nancy G. Moragas
Title:      Sr. Vice President

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NATIXIS, as Lender

By:        /s/   Donovan C. Broussard
Name:     Donovan C. Broussard
Title:      Managing Director

By:       /s/  Louis P. Laville, III
Name:     Louis P. Laville, III
Title:      Managing Director

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ALLIED IRISH BANKS p.l.c., as Lender

By:       /s/   Aidan Lanigan
Name:    Aidan Lanigan
Title:      Vice President

By:       /s/   Joanne Gibson
Name:    Joanne Gibson
Title:      Assistant Vice President

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CREDIT SUISSE, as Lender

By:        /s/   Brian Caldwell
Name:    Brian Caldwell
Title:      Director

By:        /s/  Nupur Kumar
Name:    Nupur Kumar
Title:      Associate

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UBS LOAN FINANCE LLC, as Lender

By:     /s/  Mary L. Evans
Name:   Mary L. Evans
Title:     Associate Director

By:     /s/  Irja R. Otsa
Name:   Irja R. Otsa
Title:     Associate Director

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WHITNEY NATIONAL BANK, as Lender

By:      /s/ John B. Lane
Name:   John B. Lane
Title:     Senior Vice President

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ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC f/k/a MARLIN ENERGY OFFSHORE, L.L.C.

By:     /s/  Ben Marchive
Name:  Ben Marchive
Title:    President

ENERGY XXI TEXAS GP, LLC f/k/a MARLIN TEXAS GP, L.L.C.

By:       /s/  Ben Marchive
Name:  Ben Marchive
Title:    President

ENERGY XXI TEXAS, LP f/k/a MARLIN TEXAS, L.P.

By:  Energy XXI Texas GP, LLC f/k/a Marlin Texas GP, L.L.C., its General Partner

By:      /s/  Ben Marchive
Name:  Ben Marchive
Title:    President

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ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By:       /s/  Ben Marchive
Name:  Ben Marchive
Title:    President

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SCHEDULE I

EPL/CASTEX ASSETS

The attached pages hereto contain identifying descriptions of the working interests, revenue interests, leasehold interests and wells, facilities and pipelines in which the Borrower proposes to acquire a forty-nine and one half percent (49.5%) interest as part of the Acquisition.  For purposes of compliance with Section 3 of the Amendment, any material changes to, or modifications of, the “EPL/Castex Assets” as described herein shall require the consent of the Required Lenders (it being understood that the exclusion of real property or personal property assets having an aggregate fair market value, as determined in good faith by the Borrower, of less than $1,000,000 shall not be considered a material change or modification).  Upon provision of information reasonably acceptable to it, the Administrative Agent may approve or consent to any non material changes to, or modification of, the “EPL/Castex Assets” for purposes of compliance with Section 3 of the Amendment.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Amendment to Amended and Restated First Lien Credit Agreement to which this Schedule I is attached (the “Amendment”).

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SCHEDULE II

PERCENTAGES;

COMMITMENTS;

LIBOR OFFICE;

DOMESTIC OFFICE

Notice Address of Borrower:

Energy XXI Gulf Coast, Inc.

c/o Corporation Trust Center

1209 Orange Street, Room 123

Wilmington, DE 19801

With a copy to:

1021 Main (One City Centre), Suite 2626

Houston, Texas 77002

Attention: West Griffin

Telephone:  (713) 659-2100

Facsimile:  (713) 659-2101

NAME AND NOTICE ADDRESS OF LENDERS	LIBOR OFFICE	DOMESTICOFFICE

The Royal Bank of Scotland plc
101 Park Avenue
New York, NY 10178
Attention:  Linda Supaswud or Matt Wilson
Telephone:  (212) 250-1411 or (212) 401-1412
Facsimile:  (212) 797-0406 or (212) 401-1478

With a copy to:

600 Travis Street, Suite 6500
Houston, Texas 77002
Attention:  Robert Poirrier
Telephone:  (713) 221-2434
Facsimile:  (713) 221-2428
	101 Park Avenue New York, NY 10178	101 Park Avenue New York, NY 10178

BNP Paribas
919 Third Avenue
New York, NY 10022
Attention:  Cory Lantin
Telephone: (212) 471-6626
Facsimile:  (212) 841-2683

With a copy to:

1200 Smith Street, Suite 3000
Houston, Texas 77002
Attention:  Gabe Ellisor
Telephone:  (713) 982-1162
Facsimile:  (713) 659-6915

	919 Third Avenue New York, NY 10022	919 Third Avenue New York, NY 10022
Guaranty Bank, FSB 333 Clay, Suite 4400 Houston, Texas 77002 Attention: Kelly L. Elmore III Telephone: (713) 890-8849 Facsimile: (713) 890-8868	8333 Douglas Avenue Dallas, TX 75225	8333 Douglas Avenue Dallas, TX 75225
BMO Capital Markets Financing, Inc. 700 Louisiana, Suite 4400 Houston, TX 77002 Attention: Mary Lou Allen Telephone: (713) 546-9761 Facsimile: (713) 223-4007	115 S. LaSalle Street Chicago, IL 60603	115 S. LaSalle Street Chicago, IL 60603
Amegy Bank National Association 4400 Post Oak Parkway, #404 Houston, Texas 77027 Attention: W. Bryan Chapman, Senior Vice President Telephone: (713) 232-2026 Facsimile: (713) 561-0345	4400 Post Oak Parkway #404 Houston, TX 77027	4400 Post Oak Parkway #404 Houston, TX 77027
The Bank of Nova Scotia 711 Louisiana, Suite 1400 Houston, TX 77002 Attention: Sandra Aultman Telephone: 713-759-3428 Fax: 713-752-2425	101 Park Avenue 6th Floor New York, NY 10178	101 Park Avenue 6th Floor New York, NY 10178
Lehman Commercial Paper Inc. 745 7th Avenue, 5th Floor New York, New York 10019 Attention: Winnie Chin Telephone: (212) 526-6560 Facsimile: (212) 520-0450	745 7th Avenue 5th Floor New York, NY 10019	745 7th Avenue 5th Floor New York, NY 10019
Toronto Dominion (Texas) LLC 31 West 52nd Street, 20th Floor New York, New York 10019 Attention: Martin Snyder Telephone: (713) 653-8211 Facsimile: (713) 652-2647	31 West 52nd Street 20th Floor New York, NY 10019	31 West 52nd Street 20th Floor New York, NY 10019

Capital One, National Association
313 Carondolet, 10th Floor
New Orleans, LA 70130
Attention:  Nancy Moragas
Telephone:  (504) 533-2863
Facsimile:  (504) 533-5594

(For Operations)
5718 Westheimer, 6th Floor
Energy Banking Department
Houston, Texas 77057
Attention:  Norma Jean Platt
Telephone:  (713) 759-6316
Facsimile:  (713) 650-0824

	5718 Westheimer 6th Floor Energy Banking Dpt. Houston, TX 77057	5718 Westheimer 6th Floor Energy Banking Dpt. Houston, TX 77057
Natixis Houston Energy Group 333 Clay Street, Suite 4340 Houston, Texas 77002 Attention: Donovan Broussard Telephone: (713) 759-0973 Facsimile: (713) 571-6167	333 Clay Street Suite 4340 Houston, TX 77002	333 Clay Street, Suite 4340 Houston, TX 77002

Allied Irish Banks, p.l.c.

(for Credit)
c/o AIB Corporate Banking
405 Park Avenue, 4th Floor
New York, New York 10022
Attention: James Giordano
Telephone:  (212) 515-6763
Facsimile:  (212) 339-8099

(for Operations)
Allied Irish Bank – Corporate Operations
2nd Floor, Iona House, Shelbourne Road
Ballsbridge, Dublin 4, Ireland
Attention:  Eimear O’Meara / Peter Garvey
Telephone:  +353 1 641 9933 / 6636
Facsimile:  +353 1 641 6668

	2nd Floor, Iona House, Shelbourne Road Ballsbridge, Dublin 4, Ireland	2nd Floor, Iona House, Shelbourne Road Ballsbridge, Dublin 4, Ireland
Credit Suisse Eleven Madison Avenue New York, New York 10010 Attention: Vanessa Gomez Telephone: (212) 538-2993 Facsimile: (212) 448-3755	Eleven Madison Avenue New York, New York 10010	Eleven Madison Avenue New York, New York 10010
UBS Loan Finance LLC 677 Washington Blvd. Stamford, Connecticut 06901 Attention: Jenny Milioti Telephone: (203) 719-5993 Facsimile: (203) 719-3888	677 Washington Blvd. Stamford, Connecticut 06901	677 Washington Blvd. Stamford, Connecticut 06901
Whitney National Bank 4265 San Felipe Ave., Suite 200 Houston, Texas 77027 Attention: John Lane Telephone: (713) 951-7116 Facsimile: (713) 951-7172	4265 San Felipe Ave., Suite 200 Houston, Texas 77027	4265 San Felipe Ave., Suite 200 Houston, Texas 77027

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Percentages; Commitments of Lenders:

LENDER	PERCENTAGE*	$450M BORROWING BASE ALLOCATION**	$460M BORROWING BASE ALLOCATION***	LOAN COMMITMENT
The Royal Bank of Scotland plc	13.913	$62,608,695.65	$64,000,000.00	$97,391,304.35
BNP Paribas	13.913	$62,608,695.65	$64,000,000.00	$97,391,304.35
Guaranty Bank, FSB	13.696	$61,630,434.78	$63,000,000.00	$95,869,565.22
BMO Capital Markets Financing, Inc.	9.783	$44,021,739.13	$45,000,000.00	$68,478,260.87
Amegy Bank National Association	5.435	$24,456,521.74	$25,000,000.00	$38,043,478.26
The Bank of Nova Scotia	5.435	$24,456,521.74	$25,000,000.00	$38,043,478.26
Lehman Commercial Paper Inc.	5.435	$24,456,521.74	$25,000,000.00	$38,043,478.26
Toronto Dominion (Texas) LLC	5.435	$24,456,521.74	$25,000,000.00	$38,043,478.26
Capital One, National Association	5.000	$22,500,000.00	$23,000,000.00	$35,000,000.00
Natixis	4.348	$19,565,217.39	$20,000,000.00	$30,434,782.61
Allied Irish Banks p.l.c.	5.435	$24,456,521.74	$25,000,000.00	$38,043,478.26
Credit Suisse	5.435	$24,456,521.74	$25,000,000.00	$38,043,478.26
UBS Loan Finance LLC	3.478	$15,652,173.91	$16,000,000.00	$24,347,826.09
Whitney National Bank	3.261	$14,673,913.04	$15,000,000.00	$22,826,086.96

Total:	100.00%	$450,000,000.00**	$460,000,000.00***	$700,000,000.00

*           Percentage is rounded to the third decimal for convenience purposes.  The true Percentage for a Lender is calculated based on dividing the Loan Commitment of such Lender by the total Loan Commitment for all Lenders.

**           Based on a Borrowing Base of $450,000,000 as of November 19, 2007.

***           Based on a Borrowing Base of $460,000,000 assuming satisfaction of the conditions set forth in that certain First Amendment to Amended and Restated First Lien Credit Agreement dated as of November 19, 2007.

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